Supplemental Information December 31, 2011

National Health Investors, Inc.

222 Robert Rose Drive

Murfreesboro, Tennessee 37129

Phone: (615) 890-9100

Fax: (615) 225-3030

www.nhireit.com

Email: investor_relations@nhireit.com

CORPORATE

Disclaimer

3

Analyst Coverage

4

Investor Relations Contact

4

Senior Management

4

Board of Directors

4

Company Profile

4

Long-Term Growth

5

Value Creation

5

Dividend History

5

FINANCIAL

Condensed Balance Sheets

6

Condensed Statements of Income

7

Funds From Operations - FFO

8

Funds Available for Distribution - FAD

9

EBITDA Reconciliation

10

Interest Coverage Ratio

10

PORTFOLIO

Portfolio Summary

11

Geographic Distribution

12

Lease Renewal Years

13

Mortgage Maturities

13

DEFINITIONS

Annualized Revenues

14

EBITDA

14

Facility Types

14

Funds available for distribution – FAD

14

Funds from operations – FFO

14

Normalized FFO and Normalized FAD

14

Investment (NBV)

14

CORPORATE

DISCLAIMER

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain “forward-looking” statements as that term is defined by the Private Securities Litigation Reform Act of 1995.  All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as “may”, “will”, “believes”, anticipates”, “expects”, “intends”, “estimates”, “plans”, and other similar expressions are forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking.  Such risks and uncertainties include, among other things, the following risks, which are described in more detail under the heading “Risk Factors” in Item 1A in our Form 10-K for the year ended December 31, 2011:

•

We depend on the operating success of our customers (facility operators) for collection of our revenues during this time of uncertain economic conditions in the U.S.;

•

We are exposed to the risk that our tenants and borrowers may become subject to bankruptcy or insolvency proceedings;

•

We are exposed to risks related to governmental regulations and payors, principally Medicare and Medicaid, and the effect that lower reimbursement rates will have on our tenants’ and borrowers’ business;

•

We are exposed to the risk that the cash flows of our tenants and borrowers will be adversely affected by increased liability claims and general and professional liability insurance costs;

•

We are exposed to risks related to environmental laws and the costs associated with the liability related to hazardous substances;

•

We are exposed to the risk that we may not be indemnified by our lessees and borrowers against future litigation;

•

We depend on the success of future acquisitions and investments;

•

We depend on the ability to reinvest cash in real estate investments in a timely manner and on acceptable terms;

•

We may need to incur more debt in the future, which may not be available on terms acceptable to the Company;

•

We are exposed to the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties;

•

We are exposed to the risk that our assets may be subject to impairment charges;

•

We depend on the ability to continue to qualify as a real estate investment trust;

•

We have ownership limits in our charter with respect to our common stock and other classes of capital stock;

•

We are subject to certain provisions of Maryland law and our charter and bylaws that could hinder, delay or prevent a change in control transaction, even if the transaction involves a premium price for our common stock or our stockholders believe such transaction to be otherwise in their best interests.

In this Supplemental Information, we refer to non-GAAP financial measures.  These non-GAAP measures are not prepared in accordance with generally accepted accounting principles.  A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation.

Throughout this presentation, certain abbreviations and acronyms are used to simplify the format.  A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.

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ANALYST COVERAGE	INVESTOR RELATIONS CONTACT
Stifel Nicolaus & Company, Inc.	Roger R. Hopkins, CPA
J.J.B. Hilliard, W.L. Lyons, LLC	rhopkins@nhireit.com
JMP Securities, LLC	(615) 890-9100 ext. 108
Wells Fargo Securities, LLC
Morgan Keegan & Co., Inc.
KeyBanc Capital Markets, Inc.

SENIOR MANAGEMENT	BOARD OF DIRECTORS
J. Justin Hutchens	W. Andrew Adams	J. Justin Hutchens
President and Chief Executive Officer	Venture Capital Investments	President and Chief Executive Officer
National Health Investors, Inc.
Roger R. Hopkins, CPA
Chief Accounting Officer	Robert A. McCabe, Jr.	Robert T. Webb
	Chairman	President (Retired) and Founder
Kristin S. Gaines	Pinnacle Financial Partners	Webb's Refreshments, Inc.
Chief Credit Officer
Ted H. Welch
Ted Welch Investments

COMPANY PROFILE

NATIONAL HEALTH INVESTORS, INC., a Maryland corporation incorporated in 1991, is a real estate investment trust ("REIT") which invests in income-producing health care properties primarily in the long-term care and senior housing industries.  Our mission is to invest in health care real estate which generates current income that will be distributed to stockholders.  Our mission is to invest in health care real estate which generates current income that will be distributed to stockholders.  We have pursued this mission by investing in leased properties and mortgage loans nationwide.  These investments include skilled nursing facilities, assisted living facilities, medical office buildings, independent living facilities, and hospitals.  We have funded these investments in the past through three sources of capital: (1) current cash flow, including principal prepayments from our borrowers, (2) the sale of equity securities, and (3) debt offerings, including bank lines of credit, the issuance of convertible debt instruments, and the issuance of ordinary debt.

Investor Snapshot as of December 31, 2011

Exchange:	NYSE	52 week Low/High:	$38.03	$49.19	Market Capitalization:	$1.22 billion
Symbol:	NHI	Dividend/Yield:	$2.72	6.18%
Closing Price:	$43.98	Shares Outstanding:	27,751,208

Revenue Snapshot as of December 31, 2011

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LONG-TERM GROWTH

VALUE CREATION

Total Annual Return				S&P 500 – Standard & Poor’s index of 500 large-cap common stocks NAREIT – FTSE NAREIT US Real Estate Index Series of all publicly traded REITS
	NHI	S&P 500	NAREIT
1 year	2.97%	2.11%	7.28%
5 years	14.14%	-0.25%	-2.09%
10 years	20.40%	2.92%	9.52%
15 years	9.67%	5.45%	8.19%
Since inception*	12.73%	8.13%	10.30%

*since inception of NHI in Oct. '91

DIVIDEND HISTORY

The Board of Directors approves a regular quarterly dividend which is reflective of expected taxable income on a recurring basis.  Company transactions that are infrequent and non-recurring that generate additional taxable income have been distributed to shareholders in the form of special dividends.  Taxable income is determined in accordance with the Internal Revenue Code and differs from net income for financial statement purposes determined in accordance with US GAAP.

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FINANCIAL

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

	December 31,	December 31,
	2011	2010
Assets
Real estate properties:
Land	$49,114	$42,493
Buildings and improvements	487,396	420,704
Construction in progress	4,983	-
	541,493	463,197
Less accumulated depreciation	(146,698)	(135,543)
Real estate properties, net	394,795	327,654
Mortgage notes receivable, net	78,672	75,465
Investment in preferred stock, at cost	38,132	38,132
Cash and cash equivalents	15,886	2,664
Marketable securities	11,364	22,476
Accounts receivable, net	1,184	471
Straight-line rent receivable	8,706	4,928
Assets held for sale, net	29,381	36,853
Deferred costs and other assets	1,443	698
Total Assets	$579,563	$509,341

Liabilities and Stockholders' Equity
Borrowings under revolving credit facility	$97,300	$37,765
Real estate purchase liabilities	9,478	4,000
Accounts payable and accrued expenses	3,483	3,388
Dividends payable	24,144	16,752
Deferred income	1,673	1,461
Earnest money deposit	-	3,475
Total Liabilities	136,078	66,841

Commitments and Contingencies

Stockholders' Equity
Common stock, .01 par value; 40,000,000 shares authorized; 27,751,208 and
27,689,392 shares issued and outstanding, respectively	278	277
Capital in excess of par value	465,678	462,392
Cumulative dividends in excess of net income	(29,652)	(35,499)
Unrealized gains on marketable securities	7,181	15,330
Total Stockholders' Equity	443,485	442,500
Total Liabilities and Stockholders' Equity	$579,563	$509,341

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CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

	Three months ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
Revenues:
Rental income	$19,791	$17,934	$76,050	$71,289
Mortgage interest income	1,733	1,576	6,652	6,743
	21,524	19,510	82,702	78,032
Expenses:
Depreciation	3,225	2,827	11,953	10,919
Legal expense	111	611	559	1,152
Franchise, excise and other taxes	211	43	952	637
General and administrative	1,201	1,299	7,473	7,696
Loan and realty recoveries	-	-	(99)	(573)
	4,748	4,780	20,838	19,831
Income before non-operating items	16,776	14,730	61,864	58,201
Investment income and other	1,346	1,233	14,744	5,191
Interest expense	(1,219)	(379)	(3,848)	(1,552)
Income from continuing operations	16,903	15,584	72,760	61,840
Discontinued operations
Income from operations - discontinued	1,211	1,371	5,024	5,577
Gain on sales of real estate	-	-	3,348	2,004
Income from discontinued operations	1,211	1,371	8,372	7,581
Net income	$18,114	$16,955	$81,132	$69,421

Weighted average common shares outstanding:
Basic	27,741,961	27,686,217	27,719,096	27,664,482
Diluted	27,784,915	27,783,517	27,792,592	27,732,959

Earnings per common share:
Basic:
Income from continuing operations	$.61	$.56	$2.63	$2.24
Discontinued operations	.04	.05	.30	.27
Net income per common share	$.65	$.61	$2.93	$2.51

Diluted:
Income from continuing operations	$.61	$.56	$2.62	$2.23
Discontinued operations	.04	.05	.30	.27
Net income per common share	$.65	$.61	$2.92	$2.50

Dividends declared per common share	$.87	$.605	$2.715	$2.36

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FUNDS FROM OPERATIONS (FFO)

(in thousands, except share and per share amounts)

	Three months ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010

Net income	$18,114	$16,955	$81,132	$69,421
Elimination of certain non-cash items in net income:
Real estate depreciation in continuing operations	2,924	2,643	11,019	10,261
Real estate depreciation in discontinued operations	-	55	39	272
Net gain on sales of real estate	-	-	(3,348)	(2,004)
Funds from operations	$21,038	$19,653	$88,842	$77,950
Collection and recognition of past due rent	-	-	-	(1,520)
Recoveries of previous write-downs	-	-	(99)	(573)
Expenses related to abandoned capital offering	-	378	-	378
Gains and recoveries on sales of marketable securities	-	-	(9,899)	-
Change in fair value and settlement of interest rate swap agreement	275	-	1,197	-
Other items	135	-	135	248
Normalized FFO[1]	$21,448	$20,031	$80,176	$76,483

BASIC
Weighted average common shares outstanding	27,741,961	27,686,217	27,719,096	27,664,482
FFO per common share	$.76	$.71	$3.21	$2.82
Normalized FFO per common share	$.77	$.72	$2.89	$2.76

DILUTED
Weighted average common shares outstanding	27,784,915	27,783,517	27,792,592	27,732,959
FFO per common share	$.76	$.71	$3.20	$2.81
Normalized FFO per common share	$.77	$.72	$2.88	$2.76

FFO payout ratio:
Dividends declared per common share	$.87	$.605	$2.715	$2.36
FFO per diluted share	$.76	$.71	$3.20	$2.81
FFO per diluted share payout ratio	114.5%	85.2%	84.8%	84.0%

1 Beginning with the three months ended June 30, 2011, the Company has included in its definition of normalized FFO the change in the fair value and settlement of an interest rate swap agreement.  Accordingly, the normalized FFO per basic and diluted common share for the three months ended March 31, 2011 is now $0.65 rather than $0.70 per basic and diluted common share, as previously reported.

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FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

(in thousands, except share and per share amounts)

	Three months ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010

Net income	$18,114	$16,955	$81,132	$69,421
Elimination of certain non-cash items in net income:
Depreciation in continuing operations	3,225	2,827	11,953	10,919
Depreciation in discontinued operations	-	54	39	284
Net gain on sales of real estate	-	-	(3,348)	(2,004)
Straight-line rental income	(1,016)	(910)	(3,778)	(3,140)
Non-cash stock based compensation	175	164	3,087	2,368
Funds available for distribution	$20,498	$19,090	$89,085	$77,848
Collection and recognition of past due rent	-	-	-	(1,520)
Recoveries of previous write-downs	-	-	(99)	(573)
Expenses related to abandoned capital offering	-	378	-	378
Gains and recoveries on sales of marketable securities	-	-	(9,899)	-
Change in fair value and settlement of interest rate swap agreement	275	-	1,197	-
Other items	135	-	135	248
Normalized FAD	$20,908	$19,468	$80,419	$76,381

BASIC
Weighted average common shares outstanding	27,741,961	27,686,217	27,719,096	27,664,482
FAD per common share	$.74	$.69	$3.21	$2.81
Normalized FAD per common share	$.75	$.70	$2.90	$2.76

DILUTED
Weighted average common shares outstanding	27,784,915	27,783,517	27,792,592	27,732,959
FAD per common share	$.74	$.69	$3.21	$2.81
Normalized FAD per common share	$.75	$.70	$2.89	$2.75

FAD payout ratio:
Dividends declared per common share	$.87	$.605	$2.715	$2.36
FAD per diluted share	$.74	$.69	$3.21	$2.81
FAD per diluted share payout ratio	117.6%	87.7%	84.6%	84.0%

1 The 2010 calculation of FAD has been adjusted to include non-real estate depreciation to conform to the 2011 presentation.  The impact to FAD per basic and diluted common share was $0.01 for the three months ended December 31, 2010, and $0.02 and $0.03, respectively, for the year ended December 31, 2010.

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EBITDA RECONCILIATION AND INTEREST COVERAGE RATIO

(in thousands)

	Three months ended		Nine Months Ended
	December 31,		December 31,
	2011	2010	2011	2010

Net income	$18,114	$16,955	$81,132	$69,421
Interest expense	1,219	379	3,848	1,552
Franchise, excise and other taxes	211	43	952	637
Depreciation	3,225	2,881	11,992	11,203
EBITDA	$22,769	$20,258	$97,924	$82,813

Interest expense	$1,219	$379	$3,848	$1,552

Interest Coverage Ratio	19:1	53:1	25:1	53:1

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PORTFOLIO

PORTFOLIO SUMMARY as of December 31, 2011

	Properties	Beds/Units/ Sq. Ft.	Investment (NBV)	YTD Revenue	% of segment
Leases
Skilled Nursing(1)	55	7,356	$222,634,000	$50,522,000	66.43%
Assisted Living	33	1,862	137,928,000	17,882,000	23.51%
Medical Office Buildings	2	88,517	4,664,000	1,068,000	1.40%
Independent Living	4	456	6,498,000	1,852,000	2.44%
Hospitals	3	181	22,345,000	4,726,000	6.21%
Total Leases	97		$394,069,000	$76,050,000	100.00%

(1) Skilled Nursing
NHC facilities*	38	5,274	$42,500,000	$34,806,000	45.77%
All other facilities	17	2,082	180,134,000	15,716,000	20.67%
	55	7,356	$222,634,000	$50,522,000	66.43%

* On October 17, 1991, the NHC facilities were transferred to NHI at their then current book value in a non-taxable exchange.

Mortgages
Skilled Nursing	26	2,605	$59,693,000	$4,904,000	73.72%
Assisted Living	3	266	7,109,000	666,000	10.01%
Hospital	1	70	11,870,000	1,082,000	16.27%
Total Mortgages	30	2,941	$78,672,000	$6,652,000	100.00%

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GEOGRAPHIC DISTRIBUTION as of December 31, 2011

	SNF	ALF	ILF	HOSP	MOB	TOTAL	YTD Revenue
Tennessee	20	3	2	1	-	26	$18,081,000
Florida	10	7	-	-	1	18	16,099,000
Texas	9	-	-	-	1	10	8,411,000
South Carolina	4	1	-	-	-	5	6,565,000
Arizona	1	4	-	1	-	6	4,991,000
Kentucky	2	-	-	1	-	3	4,489,000
Missouri	8	-	1	-	-	9	3,007,000
Minnesota	-	5	-	-	-	5	3,065,000
Michigan	-	4	-	-	-	4	2,436,000
Alabama	2	-	-	-	-	2	2,199,000
Virginia	7	-	-	-	-	7	2,072,000
Georgia	5	1	-	-	-	6	1,891,000
California	-	-	-	1	-	1	1,860,000
New Jersey	-	1	-	-	-	1	1,372,000
Idaho	1	-	1	-	-	2	953,000
Louisiana	-	4	-	-	-	4	1,054,000
Massachusetts	4	-	-	-	-	4	773,000
Kansas	5	-	-	-	-	5	614,000
New Hampshire	3	-	-	-	-	3	469,000
Illinois	-	1	-	-	-	1	516,000
Pennsylvania	-	1	-	-	-	1	403,000
Iowa	-	2	-	-	-	2	711,000
Indiana	-	1	-	-	-	1	572,000
Oregon	-	1	-	-	-	1	99,000
	81	36	4	4	2	127	$82,702,000

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LEASE RENEWAL YEARS AND MORTGAGE MATURITIES as of December 31, 2011

	2012	2013	2014	2015	2016 - 2019	2020 - 2023	Thereafter	TOTALS
Leases
Skilled Nursing
Annualized Revenue	$291,000	$-	$6,444,000	$-	$416,000	$35,836,000	$11,985,000	$54,972,000
Properties	1	-	6	-	1	39	8	55
Assisted Living
Annualized Revenue	-	1,372,000	-	-	3,040,000	1,663,000	12,683,000	18,758,000
Properties	-	1	-	-	4	4	24	33
Medical Office Buildings
Annualized Revenue	-	404,000	-	-	664,000	-	-	1,068,000
Properties	-	1	-	-	1	-	-	2
Independent Living
Annualized Revenue	-	-	-	-	-	1,852,000	-	1,852,000
Properties	-	-	-	-	-	4	-	4
Hospitals
Annualized Revenue	2,866,000	-	-	-	-	-	1,860,000	4,726,000
Properties	1	-	-	-	-	-	2	3

Total Annualized Revenues	$3,157,000	$1,776,000	$6,444,000	$-	$4,120,000	$39,351,000	$26,528,000	$81,376,000

Mortgages
Skilled Nursing
Annualized Revenue	$2,148,000	$214,000	$990,000	$142,000	$-	$-	$1,333,000	$4,827,000
Properties	10	1	8	1	-	-	6	26
Assisted Living
Annualized Revenue	-	-	430,000	-	412,000	-	-	842,000
Properties	-	-	2	-	1	-	-	3
Hospitals
Annualized Revenue	-	-	-	1,082,000	-	-	-	1,082,000
Properties	-	-	-	1	-	-	-	1

Total Annualized Revenues	$2,148,000	$214,000	$1,420,000	$1,224,000	$412,000	$-	$1,333,000	$6,751,000

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DEFINITIONS

Annualized Revenue

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals.  Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

EBITDA

Earnings before interest, taxes, depreciation and amortization

Facility Types

ALF – Assisted living facility

HOSP – Hospital

ILF – Independent living facility

MOB – Medical office building

SNF –Skilled nursing facility

Funds available for distribution - FAD

FAD is usually calculated by subtracting from Funds from Operations (FFO) both expenditures that are capitalized by the REIT and then amortized, but which are necessary to maintain a REIT's properties and its revenue stream (e.g., new carpeting and drapes in apartment units, leasing expenses and tenant improvement allowances) and "straight-lining" of rents.  Our measure may not be comparable to similarly titled measures used by other REITs.  Consequently, our FAD may not provide a meaningful measure of our performance as compared to that of other REITs.  Since other REITs may not use our definition of FAD, caution should be exercised when comparing our Company’s FAD to that of other REITs.  FAD in and of itself does not represent cash generated from operating activities in accordance with GAAP (FAD does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Funds from operations - FFO

FFO is an important supplemental measure of operating performance for a REIT.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO.  FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation.  The term FFO was designed by the REIT industry to address this issue.  Our measure may not be comparable to similarly titled measures used by other REITs.  Consequently, our FFO may not provide a meaningful measure of our performance as compared to that of other REITs.  Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company’s FFO to that of other REITs.  FFO in and of itself does not represent cash generated from operating activities in accordance with GAAP (FFO does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Normalized FFO & Normalized FAD

Normalized FFO and Normalized FAD excludes from FFO and FAD, respectively, any material one-time items reflected in GAAP net income.  Excluded items may include, but are not limited to, impairments of assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, asset write-downs and recoveries of previous write-downs.

Investment (NBV)

The term Investment (NBV) refers to the net carrying value of our real estate and mortgage investments.

Total Annual Return

The term Total Annual Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

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